NUMBER

*****

Monopar Therapeutics Inc.

SHARES

*****

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

$0.001 PAR VALUE COMMON STOCK

CUSIP: 61023L108

COMMON STOCK

THIS CERTIFIES THAT *SPECIMEN*

Is The Owner of *****

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Monopar Therapeutics Inc.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated: *****

COUNTERSIGNED AND REGISTERED:

VSTOCK TRANSFER . LLC

Transfer Agent and Registrar

By:.______________________________

AUTHORIZED SIGNATURE

/s/ Chandler D. Robinson

Chief Executive Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT..........................Custodian........................
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
JT TEN	- as joint tenants with the right of survivorship and not as tenants m common	Act.. (State)

Addit ional abbreviations may also be used though not in the above list.

*For value received,*__________________________________*hereby sell, assign and transfer unto*

PLEASE INSERT SOC I AL SECURITY OR OTHER IDENTIFYING NUM BER OF ASS IGNEE.

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS , INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

\- *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

\- *Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated*_ _ _ _ _ _ _ _ _ _ _ _

X_ _

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNAT URE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUAR ANTOR INST ITUT ION (Banks, Stockbrokers, Savings and Loan Associations and Credit Un io ns)

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY